PURCHASE AGREEMENT
                               ------------------


      PURCHASE AGREEMENT, dated as of August 14, 2000 (this "Agreement"), by and between GLOBAL SOURCES LIMITED, a Delaware corporation (Bulletin Board Symbol "GLSL"), with offices located at 342 Madison Avenue, Suite 1815, New York, New York 10173 (the "Company"), and PETER LUSK, having an address at 99 Park Avenue, Suite 2230, New York, New York 10016 (the "Investor").

      In consideration of the respective representations warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   THE PURCHASE AND SALE.

          (a) Purchase and Sale. For and in consideration of payment to the Company of an aggregate sum of $250,000 (the "Purchase Price"), and upon the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Investor:

               (i) 500,000 shares (the "Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"); and

               (ii) A warrant, in the form of Exhibit A hereto (the "Warrant"), exercisable to purchase up to 100,000 shares of the Common Stock at an exercise price of $1.50 per share (the "Warrant Shares").

          (b) Payment of the Purchase Price. Simultaneously with the execution herewith, the Investor shall deliver to the Company the Purchase Price, as follows:

               (i) $100,000, in cash, payable in the form of a wire transfer pursuant to the wiring instructions provided by the Company; and

               (ii) $150,000, in the form of that promissory note attached as Exhibit B hereto (the "Note"), payable in three equal monthly installments, which Note shall provide for the Company to call the Shares upon the occurrence of an event of default as set forth more particularly in the Note.

          (c) Purchase Exempt from Registration under the Securities Laws. The Company and the Investor are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Regulation D as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act").

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     2.   COVENANTS.

          (a) Keepwell Arrangement.

               (i) On August 14, 2001 (the "Keepwell Date"), if the Common Stock shall have a average Market Price (as defined below) of less than $.75 per share for the five (5) trading days preceding the Keepwell Date, then the Company will issue additional shares of the Common Stock (the "Keepwell Shares"), at a price per share at the Keepwell Date, to the Investor such that the aggregate value of the Shares and the Keepwell Shares held by the Investor as of the Keepwell Date equals the value (at a $.75 per share value) of the Shares as of the date of this Agreement. To the extent that any of the Shares are sold or conveyed prior to the Keepwell Date, the aggregate value of the Shares as of the date of this Agreement shall be adjusted accordingly when determining the number of Keepwell Shares to issue pursuant hereto.

               (ii) For purposes hereof, the term "Market Price" shall mean, for the Common Stock at any date, means on any particular date the average of the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the ten (10) trading days preceding such date, in either case as officially reported by the principal securities exchange on which the Common Shares are listed or admitted to trading or as reported in the Nasdaq National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the National Market System of The Nasdaq Stock Market, Inc. ("Nasdaq"), the closing bid price as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, the closing bid price for the Common Stock in the over-the-counter market on the electronic bulletin board as reported by Bloomberg Financial Markets ("Bloomberg") or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Market Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, then the price of the Common Stock on such date shall be the fair market value as determined by the Company's board of directors, acting in good faith.

          (b) Registration Rights.

               (i) Piggyback Registration. If the Company proposes to prepare and file with the Commission a registration statement on Form SB-2 (except if the Company is not then eligible to register for resale the Shares and Warrant Shares, as the case may be (the "Registrable Securities"), on such form, on such other appropriate form in accordance herewith) covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders, other than in connection with a merger, acquisition or pursuant to a

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registration  statement  on Form  S-4 or Form  S-8 or any  successor  form  (for purposes of this Section 3, a "Registration Statement"), the Company will give written notice of its intention to do so by certified mail ("Notice"), at least fifteen (15) days prior to the filing of each such Registration Statement, to the Investor. Upon the written request of the Investor, made within ten (10) days after receipt of the Notice, that the Company include any of the Registrable Securities in the proposed Registration Statement, the Company shall, as to the Investor, use reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register (the "Piggyback Registration"); provided, however, that if, the Piggyback Registration is in connection with an underwritten public offering and in the written opinion of the Company's underwriter or managing underwriter of the underwriting group, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or the selling shareholder(s), if any, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise having an adverse effect on the offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register

               (ii) Exceptions to Registration. Notwithstanding anything contained herein to the contrary, the Company shall (i) have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof and (ii) have no obligation under this Section to register the Registrable Securities if the Company receives an opinion of counsel that Rule 144 promulgated under the Securities Act is available to the Investor.

               (iii) Investors' Obligations. In connection with the registration
of  the  Registrable   Securities,   each  Investor  shall  have  the  following
obligations:

                    (A) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant hereto with respect to the Registrable Securities that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration statement, the Company shall notify the Investor of the information the Company requires (the "Requested Information") if such Investor elects to have any of the Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from the Investor, then the

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

          Company may file the Registration Statement without including the Registrable Securities.

                    (B) The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement and any supplemented prospectus and/or amended registration statement, unless the Investor has notified the Company in writing of its election to exclude all of the Registrable Securities from the Registration Statement.

               (iv) Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to this Section 3 shall be borne by the Company, however, if the Investor decides to retain counsel, it shall do so at its own expense.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to the Investor as follows:

          (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted.

          (b) Authority Relative to this Agreement. The Company has the requisite corporate power and authority to execute and deliver this Agreement, the Warrant and the other agreements and documents contemplated hereby and thereby (collectively, the "Transaction Documents") and to issue the Shares and the Warrant in accordance with the terms hereof and the Warrant Shares in accordance with the terms of the Warrant. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action. Each of the Transaction Documents constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally.

          (c) Shares and Warrant Shares. The Shares, when paid for by the Investor and issued in accordance with the terms hereof, shall be duly authorized and validly issued and when issued and delivered, will be fully paid and non-assessable. When the Warrant Shares are issued in accordance with the terms of the Warrant, such Warrant Shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and non-assessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock

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

     4.   REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

          The Investor represents and warrants to the Company as follows:

          (a) Authorization. This Agreement has been duly authorized, validly executed and delivered by the Investor and constitutes a valid and binding agreement and obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to limitations on enforcement by general principles of equity and bankruptcy or other laws affecting the enforcement of creditors' rights generally.

          (b) Independent Investigation. The Investor has reviewed copies of the public reports filed by the Company with the Commission. The Investor understands that (i) no representations or warranties have been made to the Investor by the Company, the officers or directors or the Company, or any agent, employee or affiliate of any of them, except as specifically set forth herein or as set forth in the other documents expressly referred to herein and (ii) no federal, state, local or foreign governmental body or regulatory authority has made any finding or determination relating to the fairness of an investment in the securities being offered and that no federal, state, local or foreign governmental body or regulatory authority has recommended or endorsed, or will recommend or endorse, any investment in such securities. The Investor, in making the decision to purchase the Shares, Warrant and the Warrant Shares issuable upon exercise of the Warrant (collectively, the "Securities"), has relied solely upon its independent investigation and due diligence regarding the business of the Company and an investment in the Securities. Investor is not relying upon any representations or warranties made by or on behalf of the Company (except as set forth in this Agreement). Investor acknowledges that it has had an opportunity to consult with its own attorney regarding legal matters concerning the Company and an investment in the Securities and to consult with its tax advisor regarding the tax consequences of purchasing the Securities.

          (c) Exemption from the Securities Laws.

               (i) The Investor understands that the Shares and the Warrant and the issuance of the Warrant Shares upon exercise of the Warrant are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein for purposes of qualifying for exemptions from registration under the Securities Act and applicable state securities laws.

               (ii) The offer and sale of the Securities and the issuance of the Warrant Shares upon exercise of each of the Warrant is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and Regulation D promulgated under the Securities Act. The Investor understands that
(A) the Securities have not been registered under the Securities Act; (B) except as set forth elsewhere in this Agreement, the Company is under no obligation to

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

register the Shares or Warrant Shares under the Securities Act or any applicable state security laws or to take any action to make any exemption form such registration provisions available; (C) the Shares and Warrant Shares may not be sold, transferred, assigned, pledged or subjected to any lien or security interest unless they are first registered under the Securities Act and applicable state securities laws or an exemption from the registration provisions of the Securities Act and applicable state securities laws are available with respect to the proposed sale or transfer; (D) the certificates evidencing the Securities shall contain a restrictive legend, as set forth in
Section 5 of this Agreement, to the effect that the transfer thereof is restricted; and (E) stop transfer instructions will be placed with the transfer agent for the Shares and, upon exercise of the Warrant, the Warrant Shares.

               (iii) The Investor acknowledges that it is familiar with Rule 144 of the rules and regulations of the Securities and Exchange Commission (the "Commission"), as amended, promulgated pursuant to the Securities Act ("Rule 144"), and that the Investor has been advised that Rule 144 permits resales only under certain circumstances. The Investor understands that to the extent that Rule 144 is not available, the Investor will be unable to sell any Shares or Warrant Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

          (d) Sophistication of the Investor.

               (i) The Investor is an "accredited Investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act.

               (ii) The Investor (A) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company; and (B) recognizes that The Investor's investment in the Company involves a high degree of risk.

               (iii) The Investor is capable of evaluating the risks and merits of an investment in the Securities by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the Securities.

          (e) Investment Purposes. The Investor (i) is and will be acquiring the Securities for the Investor's own account, and not with a view to any resale or distribution of the Securities, in whole or in part, in violation of the Securities Act or any applicable securities laws and (ii) has not offered or sold any of the Securities and has no present intention or agreement to divide the Securities with others for purposes of selling, offering, distributing or otherwise disposing of any of the Securities.


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

     5.   RESTRICTIVE LEGEND.

          Certificates representing the Shares, the Warrant and the Warrant Shares shall be stamped or imprinted with a legend in substantially the following form:

          THIS SECURITIES EVIDENCED BY THIS CERTIFICATE OR INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR (ii) GLOBAL SOURCES LIMITED, A DELAWARE CORPORATION (THE "COMPANY"), SHALL HAVE RECEIVED AN OPINION, IN FORM, SCOPE AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, FROM COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

            The restrictions imposed by this Section 5 shall terminate (i) when such securities shall have been resold pursuant to being effectively registered under the Securities Act, (ii) upon the Company's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Company, addressed to the Company to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (iii) upon the Company's receipt of other evidence reasonably satisfactory to the Company that such registration and qualification under state securities laws is not required.

     6.   MISCELLANEOUS PROVISIONS.

          (a) Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, each of the Company and the Investor shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Transaction Documents.

          (b) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such costs and expenses.

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          (c) Notices. All notices, demands,  consents,  requests,  instructions and other  communications  to be given or  delivered  or  permitted  under or by
reason  of  the  provisions  of  this  Agreement  or  in  connection   with  the
transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, four (4) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 6(c)), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

          If to the Investor:   Peter Lusk
                                99 Park Avenue, Suite 2230
                                New York, New York 10016
                                Attention:Peter Lusk
                                Facsimile:(212) 856-9847

          If to the Company:    Global Sources Limited
                                342 Madison Avenue, Suite 1815
                                New York, New York 10173
                                Attention:Mr. John D. Mazzuto, President
                                Facsimile:(212) 687-0555

                                with a copy to:

                                Parker Chapin LLP
                                The Chrysler Building
                                405 Lexington Avenue
                                New York, New York 10174
                                Attention: Martin Eric Weisberg, Esq.
                                Facsimile:(212) 704-6288

or to such other address as any party may specify by notice given to the other party in accordance with this Section 6(c).

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

          (d) Waivers. Any waiver by the Company, on the one hand, and the Investor, on the other hand, of any breach of or failure to comply with any provision or condition of this Agreement by the other party shall not be construed as, or constitute, a continuing waiver of such provision or condition, or a waiver of any other breach of, or failure to comply with, any other provision or condition of this Agreement, any such waiver to be limited to the specific matter and instance for which it is given. No waiver of any such breach or failure or of any provision or condition of this Agreement shall be effective unless in a written instrument signed by the party granting the waiver and delivered to the other party hereto in the manner provided for hereunder in
Section 6(c). No failure or delay by either party to enforce or exercise its rights hereunder shall be deemed a waiver hereof, nor shall any single or partial exercise of any such right or any abandonment or discontinuance of steps to enforce such rights, preclude any other or further exercise thereof or the exercise of any other right.

          (e) Binding Effect; Assignment ; Third Parties. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party, nor is this Agreement intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to its conflict of law provisions.

          (g) Entire Agreement. This Agreement, the Note, the Warrant and the other Transaction Documents delivered pursuant to this Agreement contain the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter, all of which are merged herein.

          (h) Severability. The parties agree that should any provision of the Transaction Documents be held to be invalid, illegal or unenforceable in any jurisdiction, that holding shall be effective only to the extent of such invalidity, illegally or unenforceability without invalidating or rendering illegal or unenforceable the remaining provisions hereof, and any such invalidity, illegally or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intent of the parties that the Transactions Documents be fully enforced to the fullest extent permitted by applicable law.

          (i) Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of this Agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

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

          (j) Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of the Company and the Investor.

          (k) Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same document. This Agreement shall become effective when one or more counterparts, taken together, shall have been executed and delivered by all of the parties.


                           [SIGNATURE PAGE TO FOLLOW]










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          IN WITNESS WHEREOF, the Company and each the Investor have each caused this Agreement to be signed by their respective. duly authorized officers as of the date first above written.

                                    GLOBAL SOURCES LIMITED


                                    By:/s/ John Mazzuto
                                       ----------------------------------
                                    Name: John Mazzuto
                                    Title: President


                                    /s/ Peter Lusk
                                    _____________________________________
                                    PETER LUSK




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                                    EXHIBIT A


                                 FORM OF WARRANT

                                    EXHIBIT B


                             FORM OF PROMISSORY NOTE